  INTRODUCTION
--------------------------------------------------------------------------------

 HOW TO USE THIS DOCUMENT.

       This document is called a prospectus. It is intended to explain to you the information that you need to know so that you may make an informed decision as to whether an investment in one or more of Matthews International Funds is right for you.

       This prospectus begins with some general information which is then explained in greater detail further in the document. A second document called the "Statement of Additional Information" or SAI for short, provides expanded information and much greater detail than the prospectus.

       The SAI is available to you free of charge. To receive an SAI, please call 1.800.789.2742, visit our site on the internet at "www.matthewsfunds.com" or visit the SEC's web site at "www.sec.gov" and go into the EDGAR database.

       Please read this document carefully before you make any investment decision and if you have any questions, do not hesitate to contact us at
       1.800.789.2742. Also, please keep this prospectus with your papers for future reference.

 DEFINITIONS
THE FOLLOWING WORDS HAVE SPECIAL MEANING IN THIS PROSPECTUS:

       1. Funds means the six individual mutual funds that make up Matthews International Funds. They are: MATTHEWS ASIAN GROWTH AND INCOME FUND, MATTHEWS ASIAN TECHNOLOGY FUND, MATTHEWS DRAGON CENTURY CHINA FUND, MATTHEWS JAPAN FUND, MATTHEWS KOREA FUND, AND MATTHEWS PACIFIC TIGER FUND

       2. Pacific Tiger refers to certain Asian countries whose economies have been and are expected to continue to rapidly develop. Those countries include: China, Hong Kong, Indonesia, Malaysia, the Philippines, Singapore, South Korea, Taiwan and Thailand, but not Japan.

       3. Asia refers to the Pacific Tiger countries plus Japan and India.

       4. What is considered to be an "Asian Company?" A company is considered to be "Asian" or "located" in a particular country in Asia if:

          (i) it is organized under the laws of China, Hong Kong, India, Indonesia, Japan, Malaysia, the Philippines, Singapore, South Korea, Taiwan or Thailand, or

          (ii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, services performed, or has at least 50% of its assets located in one of these countries or

          (iii) it has the primary trading markets for its securities in one of these countries or

          (iv) it is a governmental entity or an agency or instrumentality or political subdivision of such country.

       5. Matthews or The Advisor means Matthews International Capital Management, LLC, the company which manages the money which is invested into the Funds.

 SUMMARY INFORMATION

       INVESTMENT GOALS OF THE FUNDS

       The investment goal of all six Matthews International Funds is long term capital appreciation. In addition, Matthews Asian Growth and Income Fund seeks to provide some current income as well.

  MATTHEWS' INVESTMENT STRATEGY
--------------------------------------------------------------------------------

       How Matthews chooses investments for each of the Funds is known as an investment strategy. The strategy Matthews uses is called "Growth at a Reasonable Price." This means that the investment team studies the fundamental characteristics of companies appropriate for each Fund and from those fundamentals makes a judgment that certain companies are poised for growth, and at the same time are available to the Funds at a reasonable price. In addition Matthews may use currency hedging techniques such as forward foreign currency contracts which help neutralize the impact of the changes in the value of local Asian currencies as compared to the U.S. dollar.

       Fundamental characteristics of a company include the people who are running the company, the products it makes, the marketing strategy it is following and its financial health.

       The size of a company, which Matthews measures by its market capitalization (the number of shares outstanding times the market price per share) is not considered by Matthews when it decides whether to include that company's securities in one or more of the Funds.

       If Matthews believes that market conditions are developing in a way that is not good for the shareholders, it may sell all of a Fund's securities and temporarily invest the Funds' money in U.S. Government securities. As of the date of this prospectus this has never happened, but if it were to occur, the investment goals of the Funds may not be achieved.

  PRINCIPAL INVESTMENT STRATEGIES OF THE FUNDS
--------------------------------------------------------------------------------

       MATTHEWS ASIAN GROWTH AND INCOME FUND invests a substantial portion of its assets in the convertible securities of companies located in Asia. Examples of convertible securities are convertible bonds and debentures which may under specific circumstances, be converted into the common or preferred stock of that company.

       MATTHEWS ASIAN TECHNOLOGY FUND invests a substantial portion of its assets in the common and preferred stock of companies located in Asia which derive a substantial portion of their revenues from the sale of products or services in technology-related industries and services.

       Matthews considers technology related industries and businesses to include, among others, telecommunications, telecommunications equipment, computers, semiconductors, semiconductor capital equipment, networking, internet and on-line service companies, office automation, server hardware producers, software companies (e.g., design, consumer and industrial) biotechnology and medical device technology companies, and companies involved in the distribution and servicing of these products.

       MATTHEWS DRAGON CENTURY CHINA FUND invests a substantial portion of its assets in the common and preferred stock of companies located in China. China includes Taiwan and Hong Kong.

       MATTHEWS JAPAN FUND invests a substantial portion of its assets in the common and preferred stock of companies located in Japan.

       MATTHEWS KOREA FUND invests a substantial portion of its assets in the common and preferred stock of companies located in South Korea.

       MATTHEWS PACIFIC TIGER FUND invests a substantial portion of its assets in the common and preferred stock of companies located in the Pacific Tiger countries.

  PRINCIPAL RISKS OF INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

       The most important risk to understand is that there is no guarantee that your investment in the Funds will increase in value. The value of your investment in the Funds could go down, meaning you could lose money.

       The Funds concentrate their investments in Asia. The Asian markets can be very volatile for many reasons including the size of the local economies (as compared with the United States) and each country's unique political structure. This volatility can cause the price of the Funds' shares (the net asset value or "NAV") to go up or down dramatically. Because of this volatility, we recommend that you invest in the Funds as a long term investment only, and only for a portion of your investment portfolio, not for all of it.

       Further, when one of the Funds buys or sells stock on an Asian stock market, the transaction is made in the local currency. The price that the Funds must purchase or sell local currency will impact the value of your shares in the Funds. These and other risks are more fully discussed below and in the SAI.

       The Advisor uses certain hedging techniques to help neutralize the impact of changes in the value of local Asian currencies. The Advisor's ability to anticipate changes in the price of foreign currencies is not always accurate, however, which may limit the full benefit of a currency move in the Fund's favor, but at the same time may limit the detriment when the currency moves against the Fund.

       The principal investments of all the Funds except the Asian Growth and Income Fund are common and preferred stocks. The major risk involved with the ownership of common and preferred stock is that the Fund may lose money if the value of a stock goes down during the time that the Fund owns it.

RISKS ASSOCIATED WITH NON-UNITED STATES COMPANIES

       Investments by the Funds in the securities of non U.S. issuers involve investment risks different from those of U.S. issuers. These risks include:

         - Possible political or economic instability of the country of issue
         - Predicting international trade patterns incorrectly
         - Possibility of currency exchange controls
         - Imposition of foreign withholding taxes
         - Seizure or nationalization of foreign deposits or assets
         - Adoption of adverse foreign government trade restrictions

       There may be less publicly available information about a foreign company than about a domestic company. Sometimes non U.S. companies are subject to different accounting, auditing and financial reporting standards, practices and requirements than U.S. companies. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States, and the absence of negotiated brokerage commissions in certain countries may result in higher brokerage fees. With respect to certain non U.S. countries, there is a possibility of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in those countries.

       In addition, brokerage commissions, custodian services, withholding taxes, and other costs relating to investment in foreign markets generally are more expensive than in the United States.

RISKS ASSOCIATED WITH SMALLER COMPANIES (SO-CALLED "SMALL-CAP" COMPANIES)

       The Funds may invest in securities of issuers of various sizes, large or small. Smaller companies often have limited product lines, markets or financial resources, and they may be dependent upon one or a few key people for management. The securities of such companies generally are subject to more abrupt or erratic market movements and may be less liquid than securities of larger, more established companies or the market averages in general.

 LONG TERM INVESTING AND VOLATILITY

       Dramatic changes (volatility) in the price of an investment can be dangerous because you may have planned or may need to sell your investment just at a time when its value has decreased. We recommend an investment in the Funds only as a long term investment (5 years and longer) because you will be better able to plan to sell your shares at a time when this volatility will not be as great a factor in your decision process.

MATTHEWS ASIAN GROWTH AND INCOME FUND

       UNIQUE RISKS: In addition to the "Principal risks" noted above, the ownership of convertible securities and bonds have different kinds of risks than those of the ownership of common and preferred stock. These risks include interest rate risk and principal risk. The principal of a bond refers to the amount of money that was borrowed when the bond was issued. This principal could be lost if the borrower cannot make timely payment on the bond (default). In the event of a default the Fund could lose money. Further, in the event that market interest rates increase, the bond's market value will go down, which means that if the Fund sold a bond during that time it would get less money for it. Also, many Asian convertible securities and bonds are not rated by rating agencies like Moody's or Standard & Poor's, or if they are rated, they're rated below investment grade. These securities are commonly referred to as "junk bonds" and may have a greater risk of default.

       Since this Fund may invest in companies from many different countries, each country's size, level of economic development and governmental stability will have an impact on the value of those companies. In general, the economies of these countries are smaller and less developed than in the United States. Their stock exchanges and brokerage industries do not have the level of government oversight as do those in the United States and sometimes their governments are unstable. Each of these factors can cause these stock markets to be more volatile. Please read the SAI for an extensive presentation of these and other risk factors.

MATTHEWS ASIAN TECHNOLOGY FUND

       UNIQUE RISKS: In addition to the "Principal Risks" noted above as a sector fund that invests in technology companies, the Fund is subject to the risks associated with this sector. This makes the Fund more vulnerable to price changes of securities of issuers in technology related industries and factors that affect the technology industry than a more broadly diversified mutual fund.

       Certain technology related companies may face special risks that their products or services may not prove to be commercially successful. Technology related companies are also strongly affected by worldwide scientific or technological developments. As a result, their products may rapidly become obsolete which could cause a dramatic decrease in the value of their stock. Such companies are also often subject to governmental regulation and may therefore be adversely affected by governmental policies.

MATTHEWS DRAGON CENTURY CHINA FUND

       UNIQUE RISKS: In addition to the "Principal Risks" noted above investing in the regional markets of China and Hong Kong involves risks and considerations not present when investing in more established securities markets. Investing in regionally concentrated investment funds should be considered speculative and thus not appropriate for all investors.

       China remains a totalitarian society with the risk of nationalization, expropriation or confiscation of property. The legal system is still in its infancy making it more difficult to obtain and/or enforce judgments.

       Further, the government could at any time alter or discontinue economic reform programs implemented since 1978. Military conflicts, either in response to internal social unrest or conflicts with other countries are an ever present consideration.

       In addition to political risk, investments in China are also subject to economic risk. There is a potential risk of total loss, including interest, capital appreciation and principle. There is also a greater risk involved in currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. The emergence of a domestic consumer class is still at an early stage, making China heavily dependent on exports.

MATTHEWS JAPAN FUND

       UNIQUE RISKS: Japan is the second largest economy in the world, but it has been in recession lately. The government there has been working to change certain regulations and policies that could help its economy, but there is no guarantee that these changes will occur or be effective.

MATTHEWS KOREA FUND

       UNIQUE RISKS: In addition to the "Principal Risks" noted above investing in Korean securities has special risks including:

         - substantial government involvement in, and influence on, the economy and the private sector;
         - political, economic and social instability, including the potential for increasing militarization in North Korea;
         - the substantially smaller size and lower trading volume of the securities markets for Korean equity securities compared to the U.S. or Japanese securities markets, resulting in a potential lack of liquidity and increased price volatility;
         - that the sale of portfolio securities by the Korean Securities Stabilization Fund (the "Stabilization Fund"), a fund established in order to stabilize the Korean securities markets, or other large Korean institutional investors, may adversely impact the market value of securities in the Fund's portfolio; and
         - heavy concentration of market capitalization and trading volume in a small number of issuers, which result in potentially fewer investment opportunities for the Fund.

       Risks Associated with North Korea Following World War II, the Korean peninsula was partitioned. The demilitarized zone at the boundary between Korea and North Korea was established after the Korean War of 1950-1953 and is supervised by United Nations forces. The United States maintains a military force in Korea to help deter the ongoing military threat from North Korean forces. The situation remains a source of tension although negotiations to ease tensions and resolve the political division of the Korean peninsula have been carried on from time to time. There also have been efforts from time to time to increase economic, cultural and humanitarian contacts between North Korea and Korea. There can be no assurance that such negotiations or efforts will continue to occur or will result in an easing of tension between North Korea and Korea.

       Military action or the risk of military action or the economic collapse of North Korea could have a material adverse effect on Korea, and consequently, on the ability of the Fund to achieve its investment objective. Lack of available information regarding North Korea may be the greatest risk factor.

       Risks Associated with the Influence of the Korean Government The Korean government has historically exercised and continues to exercise substantial influence over many aspects of the private sector. The Korean government from time to time has informally influenced the payment of dividends and the prices of certain products, encouraged companies to invest or to concentrate in particular industries, induced mergers between companies in industries suffering from excess capacity and induced private companies to publicly offer their securities. The Korean government has sought to minimize excessive price volatility on the KSE through various steps, including the imposition of limitations on daily price movements of securities.

       Risks Associated with a Non-Diversified Investment Company The Fund is a "non-diversified" investment company, which means that it may invest a larger portion of its assets in the securities of a single issuer than a diversified fund. An investment in the Fund therefore will entail greater risk than an investment in a diversified investment company because a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio, and economic, political or regulatory developments may have a greater impact on the value of the Fund's portfolio than would be the case if the portfolio were diversified among more issuers.

MATTHEWS PACIFIC TIGER FUND

       UNIQUE RISKS: In addition to the "Principal Risks" noted above and since this Fund may invest in companies from many different countries, each country's size, level of economic development and governmental stability will have an impact on the value of those companies. In general, the economies of these countries are smaller and less developed than in the United States. Their stock exchanges and brokerage industries do not have the level of government oversight as do those in the United States and sometimes their governments are unstable. Each of these factors can cause these stock markets to be more volatile. Please read the SAI for an extensive presentation of these and other risk factors.

  PAST PERFORMANCE
--------------------------------------------------------------------------------

       The bar charts and performance table help show some of the risks of investing in the Funds. The bar charts show each Fund's performance from prior years. Below the charts you will find the best and worst returns since each Fund began. You can then compare those returns with that of a broad based index found next. This information only speaks to the past. We do not know how the Funds will perform in the future. In that the Matthews Asian Technology Fund does not have a full calendar year's performance, no statistics are presented.

MATTHEWS ASIAN GROWTH AND INCOME FUND
                  [ANNUAL RETURNS FOR PERIODS ENDED 12/31]

                                                                   ASIAN GROWTH AND INCOME FUND (%)
                                                                   --------------------------------
'1990'
'1991'
'1992'
'1993'
'1994'
'1995'                                                                            8.19
'1996'                                                                           13.89
'1997'                                                                          -23.18
'1998'                                                                            1.24
'1999'                                                                           48.88

                          Best Quarter: 2nd - 1999  21.85%         Worst
                                   Quarter: 4th - 1997  (25.31%)
                  AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED DECEMBER 31,
                  1999

                                                                                         SINCE INCEPTION
                                                                 1 YEAR     5 YEARS    SEPTEMBER 12, 1994
                                                                 -----------------------------------------
                        Matthews Asian Growth and Income Fund     48.88%     7.36%             6.46%
                        *MSCI All Country Far East ex-Japan
                          Index                                   67.83%     0.37%           (0.97%)**

                  ---------------------------------
                  * The MSCI (Morgan Stanley Capital International) All Country Far East ex-Japan Index is an unmanaged capitalization-weighted index of stock markets in the Pacific region excluding Japan.
                  ** Calculated from 8/31/94.

MATTHEWS DRAGON CENTURY CHINA FUND
                  [ANNUAL RETURNS CHART]

                                                                  MATTHEWS DRAGON CENTURY CHINA FUND
                                                                  ----------------------------------
1999                                                                           47.11%

                          Best Quarter: 2nd - 1999  67.56%
                         Worst Quarter: 3rd - 1999  (17.77%)
                  AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED DECEMBER 31,
                  1999

                                                                                         SINCE INCEPTION
                                                                            1 YEAR      FEBRUARY 19, 1998
                                                                            -----------------------------
                        Matthews Dragon Century China Fund                  47.11%           (4.19%)
                        *Credit Lyonnais China World Index                  38.33%           (7.45%)**

                  ---------------------------------
                  * The Credit Lyonnais China World Index is an unmanaged capitalization-weighted index of Chinese equities which are listed on the Hong Kong, Shanghai, and Shenzhen stock exchanges.
                  ** Calculated from 2/28/98.

MATTHEWS JAPAN FUND
                  [ANNUAL RETURNS CHART]

                                                                          MATTHEWS JAPAN FUND
                                                                          -------------------
1999                                                                           107.35%

                          Best Quarter: 1st - 1999  38.40%
                         Worst Quarter: 4th - 1999  (9.85%)
                  AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED DECEMBER 31,
                  1999

                                                                                        SINCE INCEPTION
                                                                          1 YEAR       DECEMBER 31, 1998
                                                                          ------------------------------
                        Matthews Japan Fund                               107.35%           107.35%
                        *TOPIX Index                                       79.01%            79.01%

                  ---------------------------------
                  * The TOPIX, also known as the Tokyo Price Index, is a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange.

MATTHEWS KOREA FUND
                  [ANNUAL RETURNS FOR PERIODS ENDED 12/31]

                                                                        MATTHEWS KOREA FUND (%)
                                                                        -----------------------
1995                                                                          -12.73
1996                                                                          -31.79
1997                                                                          -64.75
1998                                                                           96.15
1999                                                                          108.01

                          Best Quarter: 4th - 1998  99.98%
                         Worst Quarter: 4th - 1997  (64.44%)

                  AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED DECEMBER 31,
                  1999

                                                                                        SINCE INCEPTION
                                                            1 YEAR       5 YEARS        JANUARY 3, 1995
                                                            ---------------------------------------------
                        Matthews Korea Fund                 108.01%      (3.06%)            (3.06%)
                        *Korea Stock Price Index             97.68%      (7.17%)            (6.94%)**

                  ---------------------------------
                  *  The Korean Stock Price Index is a
                  capitalization-weighted index of all common stocks listed on the Korean Stock Exchange.

                  ** Calculated from 12/31/94.

MATTHEWS PACIFIC TIGER FUND
                  [ANNUAL RETURNS FOR PERIODS ENDED 12/31]

                                                                        PACIFIC TIGER FUND (%)
                                                                        ----------------------
1995                                                                            3.06
1996                                                                           24.18
1997                                                                          -40.89
1998                                                                           -2.86
1999                                                                           83.01

                          Best Quarter: 2nd - 1999  58.23%
                         Worst Quarter: 4th - 1997  (38.17%)

                  AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED DECEMBER 31,
                  1999

                                                                                         SINCE INCEPTION
                                                                  1 YEAR    5 YEARS    SEPTEMBER 12, 1994
                                                                  ----------------------------------------
                        Matthews Pacific Tiger Fund               83.01%     6.10%             4.71%
                        *MSCI All Country Far East ex-Japan
                          Index                                   67.83%     0.37%           (0.97%)**

                  ---------------------------------
                  * The MSCI (Morgan Stanley Capital International) All Country Far East ex-Japan Index is an unmanaged capitalization-weighted index of stock markets in the Pacific region excluding Japan.

                  ** Calculated from 8/31/94.

  FEES AND EXPENSES
--------------------------------------------------------------------------------

       This table describes the fees and expenses that you may pay if you buy and hold shares of any of the Funds:

 SHAREHOLDER FEES

         MAXIMUM SALES LOAD IMPOSED ON PURCHASES as a percentage of    0.00%
           offering price
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS as a       0.00%
           percentage of offering price
         CONTINGENT DEFERRED SALES CHARGE as a percentage of original  0.00%
           purchase price
         REDEMPTION FEE as a percentage of amount redeemed within 90   2.00%
           days of purchase

                                                               OTHER EXPENSES
                                                                 (INCLUDING       TOTAL
                                                               MAXIMUM 0.25%     ANNUAL     FEE REDUCTION    NET EXPENSES
                                  MANAGEMENT   DISTRIBUTION/    SHAREHOLDER     OPERATING   AND/OR EXPENSE       AFTER
      MATTHEWS FUND -- CLASS I       FEES       12B-1 FEES      SERVICE FEE)    EXPENSES    REIMBURSEMENT    REIMBURSEMENT
    ----------------------------------------------------------------------------------------------------------------------
    Asian Growth and Income         1.00%          None            1.05%          2.05%         0.15%           1.90%
    Asian Technology(1)             1.00%          None            2.50%          3.50%         1.50%           2.00%
    Dragon Century China            1.00%          None            1.09%          2.09%         0.09%           2.00%
    Japan                           1.00%          None            2.45%          3.45%         1.45%           2.00%
    Korea                           1.00%          None            0.77%          1.77%          None           1.77%
    Pacific Tiger                   1.00%          None            0.90%          1.90%          None           1.90%

(1) Estimated; this fund had no operating history.

       Under a written agreement between the Funds and the Advisor, the Advisor agrees to reimburse money to a Fund if its expense ratio exceeds a certain percentage level as indicated above. In turn, if a Fund's expenses fall below the level noted above within three years after the Advisor has made such a reimbursement, a Fund may reimburse the Advisor up to an amount not to exceed its expense limitation. This agreement will continue through at least August 31, 2000.

EXAMPLE

       Based on the level of expenses listed above, the total expenses relating to an investment of $10,000 would be as follows, assuming a 5% annual return, reinvestment of all dividends and distributions and redemption at the end of each time period.

                          NAME OF FUND                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
         -----------------------------------------------------------------------------------------
         Asian Growth and Income Fund                      $193     $  628     $1,090      $2,367
         Asian Technology Fund                             $203     $  935        N/A         N/A
         Dragon Century China Fund                         $203     $  646     $1,115      $2,414
         Japan Fund                                        $203     $  925     $  669      $3,633
         Korea Fund                                        $180     $  557     $  959      $2,084
         Pacific Tiger Fund                                $193     $  597     $1,026      $2,222

       The purpose of this table is to assist the investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly. While the example assumes a 5% annual return, each Fund's actual performance will vary and may result in actual returns greater or less than 5%. The above example should not be considered a representation of past or future expenses or performance. Actual expenses of the Funds will most likely be different than those shown.

  THE INVESTMENT PROCESS
--------------------------------------------------------------------------------

       The investment goal of each Fund noted above is fundamental. This means that it can not be changed without a vote of a majority of the voting securities of each respective Fund.

       The way Matthews attempts to achieve each Fund's investment goals is not fundamental and may change without shareholder approval. While an investment policy or restriction may be changed by the Trustees of the Company without shareholder approval, you will be notified before we make any material change.

  MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

       MATTHEWS INTERNATIONAL CAPITAL MANAGEMENT LLC is the investment advisor to the Funds. Matthews' address is 456 Montgomery Street, Suite 1200, San Francisco, California 94104-1245 and can be reached by telephone toll-free at 1-800-789-2742. The Advisor was founded in 1991 by G. Paul Matthews who serves as Chief Investment Officer. Each Fund pays an annual fee of 1% of its total assets to Matthews for the services it provides to the Funds.

       Matthews invests the Funds' assets, manages the Funds' business affairs and supervises its overall day-to-day operations. Matthews also furnishes the Funds with office space and certain administrative and clerical services, and provides the personnel needed by the Funds with respect to the Advisor's responsibilities under the investment advisory agreement.

 PORTFOLIO MANAGERS

         Asian Growth and Income Fund          G. Paul Matthews
         Asian Technology Fund                 Mark W. Headley, G. Paul Matthews and Andrew T. Foster
                                               (assistant)
         Dragon Century China Fund             G. Paul Matthews, Mark W. Headley and Richard H. Gao
         Japan Fund                            James M. Bogin and Mark W. Headley
         Korea Fund                            Mark W. Headley and G. Paul Matthews
         Pacific Tiger Fund                    Mark W. Headley, G. Paul Matthews and Andrew T. Foster
                                               (assistant)

       G. Paul Matthews: has been actively involved in the Asian financial markets since 1982. Prior to founding Matthews International Capital Management in 1991, he served as portfolio manager of G. T. Pacific Growth Fund from 1982-85. While residing in Hong Kong, Mr. Matthews oversaw all Asian investment from 1985-88 for G. T. Management Asia. From 1989 to 1991 he was self-employed. Mr. Matthews holds an M.A. in history and law from Cambridge University in the United Kingdom.

       Mark W. Headley: joined Matthews International as managing director and as senior analyst on the investment team in 1995. He has over 10 years of experience in the Asian Tiger markets. From 1989 to 1992 he held various positions at Newport Pacific Management and its subsidiaries. In 1992, Mr. Headley moved to Hong Kong, where he served as a director of Regent Fund Management. He returned to San Francisco in 1993 and joined Litman/Gregory & Co. as director of international investments. Mr. Headley holds a B.A. in Economics and Politics from the University of California at Santa Cruz.

       James M. Bogin: joined Matthews International in 1998 as a portfolio manager. Prior to joining Matthews, Mr. Bogin served as senior portfolio manager from 1993-97 at LGT Asset Management in San Francisco where he managed Global Developing Markets portfolios. Mr. Bogin began his investment career in Tokyo where he worked as an equity analyst from 1985-87. In 1987, he moved to Hong Kong where he worked as a portfolio manager. Mr. Bogin moved back to Tokyo in 1989 as a portfolio manager for Nomura Investment Management Tokyo where he managed mutual funds investing in Asian equities. Mr. Bogin is fluent in Japanese. He holds a masters' degree in International Management, Finances from American Graduate School of International Management in Glendale Arizona as well as a B.A. in the Classics from Harvard College in Cambridge Massachusetts.

       Richard H. Gao: joined Matthews International in 1997 as China analyst. In 1999 he was promoted to portfolio manager of the Dragon Century China Fund. In 1989 Mr. Gao served as a loan officer at the Bank of China in the city of Guanzhow, China. He later became a foreign exchange trader at the Bank of China's Treasury Department in 1991. From 1993 through 1994 he served as assistant manager in charge of foreign exchange trading for import/export companies at the Bank. Mr. Gao holds an M.B.A. from Dominican College of San Rafael and is fluent in three Chinese languages:
       Mandarin, Cantonese and Shanghaiese.

       Andrew T. Foster: joined Matthews International in November 1998 as an analyst and was promoted to assistant portfolio manager in August 1999. Prior to joining Matthews, Mr. Foster provided management consulting services for A.T. Kearney and was based in Singapore from 1996 to 1998. During the years 1992 through 1996 Mr. Foster attended Stanford University where he was awarded a dual degree in Public Policy, with honors, and in Economics.

       All members of the investment team travel extensively to Asia to conduct research relating to those markets.

  SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

 PRICING OF FUND SHARES

       The price at which the Funds' shares are bought or sold is call the net asset value per share or "NAV." The NAV is computed once daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. Eastern time. In addition to Saturday and Sunday the NYSE is closed on the days that the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

       The NAV is computed by adding the value of all securities and other assets of a Fund, deducting any liabilities, and dividing by the total number of outstanding shares. The Funds' expenses are accounted for by estimating the total expenses for the year and applying each day's estimated amount when the NAV calculation is made.

       The Funds' equity securities are valued based on market quotations or, when no market quotations are available, at fair value as determined in good faith by or under direction of the Board of Trustees. Foreign securities are valued as of the close of trading on the primary exchange on which they trade. The value is then converted to U.S. dollars using current exchange rates.

       Securities listed on any U.S. securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded over-the-counter are priced at the mean of the last bid and asked prices. Securities are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees.

       Short-term fixed-income securities having a maturity of 60 days or less are valued at amortized cost, which the Board of Trustees believes represents fair value. When a security is valued at amortized cost, it is first valued at its purchase price. After it is purchased, it is valued by assuming a constant amortization to maturity of any discount or premium (because the Fund will hold the security till it matures and then receive its face value), regardless of the way of changing interest rates could change the market value of the instrument.

       Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE. Such events would not normally be reflected in a calculation of the Funds' net asset value on that day. If events that materially affect the value of the Funds' foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Trustees. Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the net asset value of the Funds may be significantly affected on days when shareholders have no access to the Funds. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates.

 PURCHASE OF SHARES

       You may purchase Fund shares directly from the Funds by mail or by wire without paying any sales charge. The price for each share you buy will be the NAV calculated after your order is "received" by the Fund. "Received" means that payment for your purchase and all the information needed to complete your order must be received by the Fund before your order is processed. If your order is Received before 4:00 p.m. on a day the Funds' NAVs are calculated, the price you pay will be that day's NAV. If your order is Received after 4:00 p.m., the price you will pay will be the next NAV calculated.

       The Funds' shares are sold through an underwriter. The Funds' underwriter is Provident Distributors, Inc. ("Provident"), a registered broker-dealer. Provident's address is Four Falls Corporate Center, West Conshohocken, PA 19428. Shares of the Funds may also be purchased through various brokers who have arrangements with it. These brokers may charge you a fee for their services.

       You may purchase and sell shares through securities brokers and benefit plan administrators or their subagents. You should contact them directly for information regarding how to invest or redeem through them. They may also charge you service or transaction fees. If you purchase or redeem shares through them, you will receive the NAV calculated after receipt of the order by them (generally, 4:00 p.m. Eastern time) on any day the NYSE is open. If your order is received by them after that time, it will be purchased or redeemed at the next-calculated NAV. Brokers and benefit plan administrators who perform shareholder servicing for the

       Fund may receive fees from the Funds or Matthews for providing these services. These brokers may charge you a fee for their services.

           Minimum Initial Investment (non-retirement plan account):       $ 2,500
           Subsequent Investments:                                         $   250
           Minimum Initial Investment (*retirement plan account):          $   500
           Subsequent Investments:                                         $    50

       Retirement Plan Accounts include IRAs, 401(k) and 403(b)(7) plans.
       * Speak with the Funds' agents for the many retirement plans available

       The Funds may reject any purchase order or stop selling shares of the Funds at any time. Also, the Funds may vary or waive the initial investment minimum and minimums for additional investments.

                         OPEN AN ACCOUNT                                ADDING TO AN ACCOUNT
  BY MAIL                - Complete and sign application                - Make check payable to:
                         - Make check payable to:                           Matthews (name of Fund)
                             Matthews (name of Fund)                    - Mail check with a statement stub to address at
                         - Mail application and check to:                 left.
                             Matthews International Funds
                             Post Office Box 61767
                             211 South Gulph Road
                             King of Prussia, PA 19406

  BY PHONE               You can not open an account over the           When you open your account, you must check the
                         telephone.                                     box for "Telephone Options." Note that you may
                                                                        only exchange shares from one Matthews Fund to
                                                                        another.

  *BY WIRE               - Complete and sign application                - Notify Funds' agent by calling:
                         - Mail application to:                             800-892-0382.
                             Matthews International Funds               - Then wire funds to:
                             Post Office Box 61767                          Boston Safe Deposit & Trust
                             211 South Gulph Road                           ABA # 011001234
                             King of Prussia, PA 19406                      Credit:
                         - Wire funds using instructions at right.            [name of specific Matthews Fund]
                                                                            Account # 000221
                                                                            FBO: [your name and account number]

  BY AUTOMATIC           N/A                                            Complete the Automatic Investment Plan section
  INVESTMENT                                                            of the application. Be sure to sign the
  PLAN                                                                  application and include a voided check when
                                                                        returning it to the Fund.

  *  NOTE THAT WIRE FEES ARE CHARGED BY MOST BANKS.

 EXCHANGE OF SHARES

       You may exchange your shares of one Matthews Fund for another provided that the other fund is registered for sale in your state. Minimum investment requirements apply. Any request must be received by the Fund's agent by 4 p.m. eastern time on any day the New York Stock Exchange is open, to receive that day's NAV. Such exchanges may be made by telephone if you have so authorized on your application. Call 800-892-0382 for full details. The exchange privilege may be terminated if the management of the Funds believes it is in the best interest for all shareholders to do so. Note that redemption fees may apply.

 SELLING (REDEEMING) SHARES

       You may sell your shares back to the Funds on any day it is open for business. To receive a specific day's NAV, your request must be received by the Funds before 4:00 p.m. of that day. If it is received after 4:00 p.m., you will receive the next NAV calculated.

       If you used a check to buy your shares and later decide to sell them, your proceeds from that redemption will be withheld until the Funds are sure that your check has cleared. This could take as much as 15 days or more.

       If your request to sell your shares is made by telephone, you may have difficulty getting through to the Funds in times of drastic market conditions. If the Funds believe that it is in the best interest of all the shareholders, it may modify or discontinue telephone transactions without any notice.

 TELEPHONE SECURITY

       The convenience of using telephone transactions may have a cost in decreased security. The Funds employ certain security measures as they process telephone transactions. If these security procedures are used, the Funds or its agents will not be responsible for any losses that you incur because of a fraudulent telephone transaction. If the security measures are not followed and you incur a loss because of a fraudulent telephone transaction, the Funds or its agents will be responsible for that loss.

                            SELLING (REDEEMING) SHARES
  BY MAIL                   - Send a letter to the Funds at the following address:
                              Matthews International Funds
                              Post Office Box 61767
                              211 South Gulph Road
                              King of Prussia, PA 19406
                            The letter must include your name and account number, the
                            name of the Fund and the amount you want to sell in dollars or shares. This letter must be signed by each owner of the account. For security purposes, a signature guarantee will be required if:
                            - your request is for an amount over $100,000; or
                            - the money is to be paid to anyone other than the
                              registered owners; or
                            - the money is to be sent to an address which is different than the registered address or to a bank account other than the account which was pre-authorized.

  BY PHONE                  When you opened your account, you must have checked the
                            appropriate part of the application or after you opened your account, you have instructed the Funds to allow telephone
                            transactions. Any such instruction must be made by mail with signature guarantees. Call 800.892.0382

  BY WIRE                   Same as by phone above.

  THROUGH A BROKER          Contact your broker directly. Note that your Broker may
                            charge you a fee.

 REDEMPTION FEE

       Please remember that if you sell your shares within 90 days of the day you bought them, the money you receive will be 2% less than the total amount redeemed. This 2% fee is retained by the Funds to compensate the Funds for the extra expense it incurs because of short term trading. In addition, the Funds hope that the fee will discourage short term trading of its shares.

 REDEMPTION IN KIND

       Under certain circumstances, you could receive your redemption proceeds as a combination of cash and securities. Receiving securities instead of cash is called "redemption in kind." Even though the Funds are permitted to do this, the first $250,000 of any redemption must be paid to you in cash. Note that if you receive securities as well, you will incur transactions charges if you sell them.

 MINIMUM SIZE OF AN ACCOUNT

       The Funds are charged by its service providers a fee for each account. If an account balance falls below $2,500, it becomes too expensive to keep it open. If this happens to your account we will give you the option of investing more money into you account, or closing it. You will receive a letter from the fund discussing your options in the event your account falls below $2,500.

 DISTRIBUTIONS

       All of the Funds except Growth and Income will distribute their net investment income annually in December. Growth and Income will distribute its net investment income semi-annually in June and December. Any net realized gain from the sale of portfolio securities and net realized gains from foreign currency transactions are distributed at least once each year unless they are used to offset losses carried forward from prior years.

       All such distributions are reinvested automatically in additional shares at net asset value, unless you elect to receive them in cash. The way you receive distributions may be changed at any time by writing the Funds.

       Any check in payment of dividends or other distributions which cannot be delivered by the Post Office or which remains uncashed for a period of more than one year will be reinvested in the shareholder's account at the then current net asset value and the dividend option changed from cash to reinvest.

       Distributions are treated the same for tax purposes whether received in cash or reinvested. Please note that shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital although such dividends and distributions are subject to taxes.

 TAXES

       An investment in the Funds has certain tax consequences, depending on the type of account that you have. Distributions are subject to federal income tax and may also be subject to state and local income taxes. Distributions are generally taxable when they are paid, whether in cash or by reinvestment. Distributions declared in October, November or December, and paid in the following January are taxable as if they were paid on December 31.

       The exchange of one Matthews Fund for another is a "taxable event" which means that if you have a gain you may be obligated to pay tax on it.

       If you have a qualified retirement account, taxes are generally deferred until distributions are made from the retirement account.

       Part of a distribution may include realized capital gains which may be taxed at different rates depending on how long the fund has held specific securities.

       Make sure you have a social security number or tax I.D. number on file with the Funds. If you do not, you may be subject to a 31 percent back up withholding on your distributions.

       Speak with your tax counselor for complete information concerning the tax implications of your ownership of the Funds.

  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming all of the dividends and distributions were reinvested. The information for the periods through August 31, 1998 was audited by Ernst & Young LLP. The information for the fiscal year ended August 31, 1999 was audited by Tait, Weller and Baker.

                                                   MATTHEWS PACIFIC TIGER FUND
                                     -------------------------------------------------------
                                                                                    PERIOD
                                               YEAR ENDED AUGUST 31,                ENDED
                                     -----------------------------------------    AUGUST 31,
                                       1999       1998       1997       1996       1995(1)
NET ASSET VALUE, BEGINNING OF
 PERIOD                              $   4.07    $ 11.30    $ 10.81    $  9.77      $10.00
Income from Investment Operations
 Net investment income (loss)            0.21       0.02(2)    0.02       0.01        0.02
 Net realized and unrealized gain
   (loss) on investments and
   foreign currency                      6.15      (7.18)      0.50       1.03       (0.23)
                                     -------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS         6.36      (7.16)      0.52       1.04       (0.21)
                                     -------------------------------------------------------
Less Distributions from:
 Net investment income                  (0.02)     (0.01)     (0.01)      0.00       (0.02)
 Net realized gains on investments       0.00      (0.06)     (0.02)      0.00        0.00
                                     -------------------------------------------------------
TOTAL DISTRIBUTIONS                     (0.02)     (0.07)     (0.03)      0.00       (0.02)
NET ASSET VALUE, END OF PERIOD       $  10.41    $  4.07    $ 11.30    $ 10.81      $ 9.77
TOTAL RETURN                           156.28%    (63.43%)     4.75%     10.64%      (2.07%)++
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 000's)                              $109,936    $31,319    $43,647    $17,148      $1,082
Ratio of expenses to average net
 assets before expense waivers           1.90%      2.06%      1.97%      4.35%      25.95%+
Ratio of expenses to average net
 assets after expense waivers            1.90%      1.90%      1.90%      1.90%       2.17%+
Ratio of net investment income
 (loss) to average net assets
 before waivers                          3.35%      0.14%      0.20%     (2.13%)    (23.41%)+
Ratio of net investment income
 (loss) to average net assets after
 waivers                                 3.35%      0.30%      0.27%      0.32%       0.36%+
Portfolio turnover                      98.74%     73.09%     70.73%    124.69%      92.53%++

                                            MATTHEWS ASIAN GROWTH AND INCOME FUND
                                     ---------------------------------------------------
                                                                                PERIOD
                                             YEAR ENDED AUGUST 31,              ENDED
                                     -------------------------------------    AUGUST 31,
                                      1999       1998      1997      1996      1995(1)
NET ASSET VALUE, BEGINNING OF
 PERIOD                              $  6.54    $11.71    $10.53    $ 9.88     $ 10.00
Income from Investment Operations
 Net investment income (loss)           0.59      0.13      0.10      0.25        0.23
 Net realized and unrealized gain
   (loss) on investments and
   foreign currency                     2.75     (4.15)     1.42      0.75       (0.14)
                                     ---------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS        3.34     (4.02)     1.52      1.00        0.09
                                     ---------------------------------------------------
Less Distributions from:
 Net investment income                 (0.51)    (0.10)    (0.10)    (0.26)      (0.21)
 Net realized gains on investments      0.00     (1.05)    (0.24)    (0.09)       0.00
                                     ---------------------------------------------------
TOTAL DISTRIBUTIONS                    (0.51)    (1.15)    (0.34)    (0.35)      (0.21)
NET ASSET VALUE, END OF PERIOD       $  9.37    $ 6.54    $11.71    $10.53     $  9.88
TOTAL RETURN                           52.65%   (35.27%)   14.67%    10.24%       0.89%++
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 000's)                              $10,644    $4,063    $6,166    $3,272     $   863
Ratio of expenses to average net
 assets before expense waivers          2.05%     3.76%     4.45%     8.73%      23.11%+
Ratio of expenses to average net
 assets after expense waivers           1.90%     1.90%     1.90%     1.85%       2.26%+
Ratio of net investment income
 (loss) to average net assets
 before waivers                         7.98%    (0.36%)   (1.55%)   (4.13%)    (18.68%)+
Ratio of net investment income
 (loss) to average net assets after
 waivers                                8.13%     1.50%     1.00%     2.75%       2.17%+
Portfolio turnover                     34.82%    54.67%    50.20%    88.16%     121.63%++

---------------

 + Annualized.

++ Not Annualized.

 (1) The Funds commenced operations on September 12, 1994.

 (2) Calculated using the average shares method.

  FINANCIAL HIGHLIGHTS CONTINUED
--------------------------------------------------------------------------------

                                                                                                                        MATTHEWS
                                                                                                MATTHEWS DRAGON          JAPAN
                                                    MATTHEWS KOREA FUND                        CENTURY CHINA FUND         FUND
                                  -------------------------------------------------------      ------------------      ----------
                                                                                 PERIOD            YEAR ENDED            PERIOD
                                            YEAR ENDED AUGUST 31,                ENDED             AUGUST 31,            ENDED
                                  -----------------------------------------    AUGUST 31,      ------------------      AUGUST 31,
                                    1999       1998       1997       1996       1995(1)         1999      1998(2)       1999(3)
NET ASSET VALUE, BEGINNING OF
  PERIOD                          $   2.03    $  6.19    $  7.23    $  9.13      $10.00        $ 4.36     $10.00        $ 10.00
Income from Investment
  Operations
  Net investment income (loss)        0.03      (0.03)     (0.04)(4)   (0.07)      0.08          0.12       0.10          (0.04)
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency              5.43      (4.13)     (1.00)(4)   (1.75)     (0.95)         4.11      (5.74)         11.74
                                  -----------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS      5.46      (4.16)     (1.04)     (1.82)      (0.87)         4.23      (5.64)         11.70
                                  -----------------------------------------------------------------------------------------------
Less Distributions from:
  Net investment income               0.00       0.00       0.00       0.00        0.00         (0.11)      0.00           0.00
  Net realized gains on
    investments                       0.00       0.00       0.00      (0.08)       0.00          0.00       0.00           0.00
                                  -----------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                   0.00       0.00       0.00      (0.08)       0.00         (0.11)      0.00           0.00
NET ASSET VALUE, END OF PERIOD    $   7.49    $  2.03    $  6.19    $  7.23      $ 9.13        $ 8.48     $ 4.36        $ 21.70
TOTAL RETURN                        268.97%    (67.21%)   (14.38%)   (20.11%)     (8.70%)++     97.79%    (56.40%)++        117%++
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
  000's)                          $230,846    $66,607    $19,356    $ 2,721      $  504        $6,245     $1,576        $24,486
Ratio of expenses to average net
  assets before expense waivers       1.77%      2.07%      2.90%     11.36%      42.87%+        2.09%      7.84%+         3.45%+
Ratio of expenses to average net
  assets after expense waivers        1.77%      2.06%      2.50%      2.23%       0.24%+        2.00%      2.00%+         2.00%+
Ratio of net investment income
  (loss) to average net assets
  before waivers                     (0.37%)    (1.13%)    (1.81%)   (10.44%)    (41.79%)+       2.93%     (3.45%)+       (2.54%)+
Ratio of net investment income
  (loss) to average net assets
  after waivers                      (0.37%)    (1.12%)    (1.41%)    (1.31%)      0.84%+        3.02%      2.38%+        (1.09%)+
Portfolio turnover                   57.06%     94.01%    112.68%    139.71%      42.16%++      40.27%     11.84%++       28.92%++

---------------

 + Annualized.

++ Not Annualized.

 (1) The Fund commenced operations on January 3, 1995.

 (2) The Fund commenced operations on February 19, 1998.

 (3) The Fund commenced operations on December 31, 1998.

 (4) Calculated using the average shares method.

  GENERAL INFORMATION
--------------------------------------------------------------------------------

       If you wish to know more about Matthews International Funds, You will find additional information in the following documents.

 SHAREOWNER REPORTS

       You will receive Semi-Annual Reports dated February 28 and Annual Reports, audited by independent accountants, dated August 31. These reports contain a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

 STATEMENT OF ADDITIONAL INFORMATION (SAI)

       The SAI, which is incorporated into this prospectus by reference and dated December 20, 1999, is available to you without charge. It contains more detailed information about the Funds.

 HOW TO OBTAIN REPORTS

CONTACTING MATTHEWS INTERNATIONAL FUNDS

       You can get free copies of the reports and SAI, request other information and discuss your questions about the Funds by contacting:

              Matthews International Funds
              P.O. Box 61767, 211 South Gulph Road
              King of Prussia, PA 19406
              800.789.2742

       Web site: www.matthewsfunds.com

OBTAINING INFORMATION FROM THE SEC:

       You can visit the SEC's web site at http://www.sec.gov to view the SAI and other information. You can also view and copy information about the Funds at the SEC's Public Reference Room in Washington, DC. Also, you can obtain copies of this information by sending your request and duplication fee to the SEC's Public Reference Room, Washington DC 20549-6009. To find out more about the Public Reference Room, you can call the SEC at
       202.942.8090. You may also e-mail the SEC at publicinfo@sec.gov to obtain additional information about a Fund.

       Investment Company Act File Number: 811-08510

                                    MATTHEWS

                               BOARD OF TRUSTEES
                                Richard K. Lyons
                               Robert K. Connolly
                             David FitzWilliam-Lay
                              Norman W. Berryessa

                           John H. Dracott, Emeritus

                                    OFFICERS
                                G. Paul Matthews
                                Mark W. Headley
                              Joseph M. O'Donnell

                               INVESTMENT ADVISOR
                 Matthews International Capital Management, LLC
                       456 Montgomery Street, Suite 1200
                          San Francisco, CA 94104-1245
                              800.789.ASIA (2742)

                                  UNDERWRITER
                          Provident Distributors, Inc.
                          Four Falls Corporate Center
                     West Conshohocken, Pennsylvania 19428

                              SHAREHOLDER SERVICES
                                   PFPC, Inc.
                              211 South Gulph Road
                    King of Prussia, Pennsylvania 19406-0903
                                  800.892.0382

                                   CUSTODIAN
                              The Bank of New York
                              90 Washington Street
                         New York, New York 10286-0007

                                 LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker LLP
                             345 California Street
                      San Francisco, California 94104-2635

                                      LOGO

                      For additional information about the
                         Matthews International Funds:
                       456 MONTGOMERY STREET, SUITE 1200
                      SAN FRANCISCO, CALIFORNIA 94104-1245
                              800.789.ASIA (2742)
                             www.matthewsfunds.com

                  Distributed by Provident Distributors, Inc.

                 Investment Company Act File Number: 811-08510
                               INTERNATIONAL FUNDS
                              www.matthewsfunds.com
                      MATTHEWS ASIAN GROWTH AND INCOME FUND
                          MATTHEWS ASIAN TECHNOLOGY FUND
                        MATTHEWS DRAGON CENTURY CHINA FUND
                               MATTHEWS JAPAN FUND
                               MATTHEWS KOREA FUND
                           MATTHEWS PACIFIC TIGER FUND

                                       LOGO
                                   PROSPECTUS
                               DECEMBER 20, 1999
                                   AS REVISED
                                    THROUGH
                                 APRIL 11, 2000

                                   WATERMARK

         The U.S. Securities and Exchange Commission (the "SEC") has not approved of, or disapproved of the Fund or the securities that the Fund sells. Also, the SEC has not passed upon the adequacy or accuracy of this prospectus. Anyone who informs you otherwise is committing a crime.

                      (This Page Intentionally Left Blank)

[LOGO]
                                   MATTHEWS INTERNATIONAL FUNDS
                                   SPECIALISTS IN ASIAN INVESTING                           WWW.MATTHEWSFUNDS.COM

                                   NEW ACCOUNT APPLICATION - CLASS I SHARES

                                  ==================================================================================================
                                    1 CHOOSE YOUR INVESTMENTS   (Minimum initial investment: $2,500 per fund)

Use this application to            [ ]  Matthews Pacific Tiger Fund (802)......................$_________________
open a nonretirement               [ ]  Matthews Asian Growth and Income Fund (801)............$_________________
account only. If you wish          [ ]  Matthews Korea Fund (803) .............................$_________________
to open an IRA account,            [ ]  Matthews Dragon Century China Fund (804)...............$_________________
please call (800) 789-2742         [ ]  Matthews Japan Fund (805)..............................$_________________
and ask for an IRA                 [ ]  Matthews Asian Technology Fund (806)...................$_________________
application.                            TOTAL INVESTMENT: .....................................$_________________

                                   If you have an existing Matthews Fund account registered exactly as you would
PLEASE COMPLETE AND                like your new account(s) registered, please provide the following:
SIGN THIS APPLICATION
AND RETURN IT IN THE               _______________________________________________   ____________________________
ENCLOSED POSTAGE-PAID                   Existing Account Number                      Fund Name
ENVELOPE.
                                  ==================================================================================================
                                    2 INVESTMENT METHOD

It should take only a few          [ ]  BY CHECK: I have enclosed a check(s), payable to the appropriate Fund(s).
minutes to complete this
application. If you have           [ ]  BY WIRE: Federal Funds were wired on____________________ for Account No. ________________.
questions, please call us                                                     Month/day/year
at (800) 892-0382
between 9:00 a.m. and             ==================================================================================================
7:00 p.m. Eastern Time.             3 ACCOUNT REGISTRATION (Please select one)

                                   [ ]  INDIVIDUAL OR JOINT ACCOUNT
                                   ______________________________________________     _____________________________________________
                                   Owner's Name                                       Joint Owner's Name
                                   ______________________________________________     _____________________________________________
                                   Owner's Social Security Number                     Joint Owner's Social Security Number

Please make your                   [ ]  GIFT OR TRANSFER TO A MINOR
check(s) payable to the
appropriate                        _____________________________________________ as custodian for__________________________________
Fund(s) and mail, along                              Custodian Name                                            Minor's Name
with your completed,               under the ___________________________________     Uniform Gifts/Transfers to Minors Act.
signed application, to:                                       State
                                   _____________________________________________     ______________________________________________
                                   Minor's Social Security Number                          Minor's Date of Birth

MATTHEWS INTERNATIONAL             [ ]  TRUST
FUNDS
C/O PFPC INC.                      _____________________________________________  as trustee(s) of ________________________________
P.O. Box 61767                              Trustee(s) Name(s)                                      Name of Trust Agreement
211 S. GULPH ROAD
KING OF PRUSSIA, PA                for the benefit of________________________________________________.
19406-8767                                                        Beneficiary's Name

                                   _____________________________________________     ______________________________________________
                                   Beneficiary's Taxpayer I.D. Number                      Date of Trust Agreement

                                   [ ]  CORPORATION, PARTNERSHIP OR OTHER ENTITY
                                   _____________________________________________     ______________________________________________
                                   Name of Corporation or Other Entity                     Taxpayer I.D. Number

                                   =================================================================================================
                                    4 MAILING ADDRESS                                                   I am a citizen of:
Distributed by                     ________________________________________      ______________________ [ ]  The United States
Provident Distributors, Inc.       Street Address or P.O. Box                    Daytime Phone Number   [ ]  Other (please specify):
211 S. Gulph Road                  ________________________________________      ______________________ ____________________________
King of Prussia, PA 19406          City, State, ZIP Code                         Evening Phone Number

                                                                                                                       [OVER]




                                ====================================================================================================
                                5 DIVIDEND OPTIONS   (All distributions will be reinvested unless otherwise indicated.)

                                [ ]  Reinvest all dividends and capital gains.
                                [ ]  Pay all dividends and capital gains to me by check.
                                [ ]  Pay all dividends to me by check and reinvest all capital gains

                                ====================================================================================================
                                6 TELEPHONE EXCHANGE AND REDEMPTION

                                YOU WILL HAVE THE ABILITY TO EXCHANGE AND REDEEM SHARES BY TELEPHONE UNLESS YOU CHECK BELOW:
IF YOU WANT                     [ ]  Please remove the telephone exchange feature from my account.
REDEMPTION                      [ ]  Please remove the telephone redemption feature from my account.
PROCEEDS WIRED
TO YOUR BANK, YOU               Proceeds of telephone redemption requests are paid by check and mailed to the address of record
MUST ENCLOSE A                  unless a wire to your bank account of record is requested. IF YOU WANT REDEMPTION PROCEEDS WIRED TO
VOIDED CHECK                    YOUR BANK, YOU MUST ENCLOSE A VOIDED CHECK FROM YOUR BANK ACCOUNT. Exchanges must be between
FROM YOUR BANK                  identically registered accounts. See the prospectus for details.
ACCOUNT.
                                ====================================================================================================
                                7 AUTOMATIC INVESTMENT PLAN

                                This service allows you to automatically invest monthly from your bank account to your Matthews
                                International Fund account(s). To establish this feature, you must meet the minimum initial investment of $2,500 per fund. Please specify below the amount you would like deducted from your bank acount on a monthly basis AND ATTACH A VOIDED CHECK. This plan normally becomes active 20
TO ESTABLISH                    business days after your application is processed.
AUTOMATIC INVEST-
ING, YOU MUST                   [ ]  Matthews Pacific Tiger Fund (802) ...................$_________________
ENCLOSE A VOIDED                [ ]  Matthews Asian Growth and Income Fund (801) .........$_________________
CHECK FROM YOUR                 [ ]  Matthews Korea Fund (803) ...........................$_________________
BANK ACCOUNT.                   [ ]  Matthews Dragon Century China Fund (804) ............$_________________
                                [ ]  Matthews Japan Fund (805) ...........................$_________________
                                [ ]  Matthews Asian Technology Fund (806) ................$_________________

                                Please debit the above amount(s) from my bank account on the [ ] 10th [ ] 15th or [ ] 20th of each month. ACH debit(s) will be dated on the day of each month indicated above. If that day falls on a day in which the NYSE is not open for business, the debit will occur on the next available business day.

                                ====================================================================================================
                                8 SIGNATURES AND CERTIFICATION

                                By signing below, I certify that:

                                - I have received and read the prospectus for the Fund and I agree to its terms.

                                - If I am a U.S. citizen or resident alien, I certify under penalties of perjury that the Social
                                  Security Number or Taxpayer Identification Number provided on this application is correct (or that
                                  I have applied for a Number and am waiting for it to be issued to me), and that I have not been notified by the IRS that I am subject to backup withholding.

                                  [ ] I have been notifieded by the IRS that I am subject to backup withholding.

                                  The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

                                - If I have agreed to telephone exchange or redemption privileges, I (we) authorize PFPC Inc. to honor telephone instructions for my (our) account. Neither the Fund nor PFPC Inc. will be liable for properly acting upon telephone instructions believed to be genuine.

                                - If I have requested participation in the Automatic Investment Plan, I (we) agree that if my (our)
                                  ACH debit is not honored, PFPC Inc. reserves the right to discontinue this service and any share purchase made upon such deposit will be cancelled. I (we) further agree that if the net asset value of shares purchased is less when said purchase is cancelled than when the purchase was made, PFPC Inc. shall be authorized to liquidate other assets or fractions thereof held in my
                                  (our) account to make up the deficiency. This Automatic Investment Plan may be discontinued by
                                  PFPC Inc. upon 30 days written notice or at any time by the investor by written notice to PFPC
                                  Inc., which is received no later than five business days prior to the above-designated investment date.

                                ________________________________________________________                     _______________________
                                Signature of Owner/Authorized Signer                                         Date

                                ________________________________________________________                     _______________________
                                Signature of Joint Owner/Authorized Signer                                   Date

                                ----------------------------------------------------------------------------------------------------
                                E-MAIL DELIVERY OPTION: Should it be possible in the future, I would like my shareholder reports and prospectuses delivered electronically to the following e-mail address:__________________________

                                I understand that by choosing this option I may be waiving my right to receive paper copies.
                                ---------------------------------------------------------------------------------------------------
